UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Boylston Street, 11th Floor

Boston, MA  02116

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2018, Rhythm Pharmaceuticals, Inc. (the “Company”) entered into a Second Amendment to Lease (the “Second Amendment”) with 500 Boylston & 222 Berkeley Owner (DE) LLC (“Landlord”). Pursuant to the terms of the Second Amendment, the Company will relocate its principal offices from the 11th floor of 500 Boylston Street, Boston, MA 02116 to the 12th floor of 222 Berkeley Street, Boston, MA 02116, thereby expanding the leased premises from 6,830 square feet to 13,677 square feet.

The aggregate base rent payments associated with the lease following the Second Amendment are estimated to be $4.9 million and the Company will be entitled to a tenant improvement allowance of approximately $960,000. The lease term will be for six years, with an option to extend for an additional five-year period.

The description of the Second Amendment is qualified in its entirety by the full text of the Second Amendment which is filed as an exhibit hereto.

Item 2.02. Results of Operations and Financial Condition

On August 8, 2018, Rhythm Pharmaceuticals, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2018.  The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01            Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Lease, dated August 6, 2018.

99.1	Press release dated August 8, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: August 9, 2018	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer

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